EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the use in this Registration Statement on Form S-8 of our report dated April 14, 2008, relating to the financial statements of EcoSystem Corporation and Subsidiaries for the years ended December 31, 2007 and 2006.


                                  /s/ Rosenberg Rich Baker Berman & Co.
                                  -----------------------------
                                      Rosenberg Rich Baker Berman & Co.
                                      Certified Public Accountants
Bridgewater, New Jersey
February 13, 2009